UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported) AUGUST 27, 2004
                                                     ---------------------------

                              DIRECTV HOLDINGS LLC
                           DIRECTV FINANCING CO., INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

           333-106529                DIRECTV HOLDINGS LLC - 25-1902628
                                     DIRECTV FINANCING CO., INC. - 59-3772785
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       (Commission File Number)        (IRS Employer Identification No.)

         2230 EAST IMPERIAL HIGHWAY
         EL SEGUNDO, CALIFORNIA                        90245
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 (Address of Principal Executive Offices)            (Zip Code)

                                 (310) 964-5000
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.     COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

               Following the approval of the U.S. Bankruptcy Court in Portland, Maine, on August 27, 2004, DIRECTV, Inc. ("DIRECTV"), an indirect wholly-owned subsidiary of DIRECTV Holdings LLC ("DIRECTV Holdings"), completed the acquisition of the primary direct broadcast satellite assets of Pegasus Satellite Television, Inc. ("PST"), which includes the rights to all DIRECTV subscribers activated through PST. The aggregate purchase price was approximately $938 million, including a cash payment of approximately $875 million, subject to certain closing adjustments, pursuant to the Asset Purchase Agreement, dated as of July 30, 2004, among DIRECTV, PST and certain affiliated entities of PST (the "Asset Purchase Agreement"). The description of the acquisition is qualified in its entirety by reference to the terms of the Asset Purchase Agreement previously filed as an exhibit to the Current Report on Form 8-K of the registrants filed with the Commission on August 3, 2004.

           On August 27, 2004, The DIRECTV Group, Inc. ("DIRECTV Group"), the parent company of DIRECTV Holdings, issued a Press Release announcing the completion of the transaction. A copy of the Press Release is attached hereto as
Exhibit 99.1.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

           On August 27, 2004, in connection with the completion of the acquisition described in Item 2.01 of this Form 8-K, DIRECTV Holdings borrowed $875 million from its parent corporation, DIRECTV Group. The $875 million unsecured promissory note is payable in full on December 31, 2010. The promissory note bears interest at the 90-day London InterBank Offered Rate, which is payable quarterly. The note may be prepaid in whole or in part at any time without penalty. The outstanding principal balance on the note may be accelerated if DIRECTV Holdings fails to pay interest or principal when due or in the event of bankruptcy or insolvency of DIRECTV Holdings. The note may be converted to capital in whole or in part at any time, at the option of DIRECTV Group.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(c)       Exhibits.

10.1 Asset Purchase Agreement, dated as of July 30, 2004, by and among Pegasus Satellite Television, Inc., Golden Sky Systems, Inc., and each other entity listed as a "Seller" on the signature pages thereto, DIRECTV, Inc., and, solely for purposes of Section 12.12 thereof, The DIRECTV Group, Inc. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of the registrants filed with the Commission on August 3, 2004).

99.1      Press Release dated August 27, 2004.


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
                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DIRECTV HOLDINGS LLC


Date:    August 30, 2004           By:  /s/ Michael W. Palkovic
                                       -----------------------------------------
                                   Name:   Michael W. Palkovic
                                   Title:  Executive Vice President and Chief
                                           Financial Officer


                                   DIRECTV FINANCING CO., INC.


Date:    August 30, 2004          By:   /s/ Michael W. Palkovic
                                        ----------------------------------------
                                   Name:   Michael W. Palkovic
                                   Title:  Executive Vice President and Chief
                                           Financial Officer






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
                                  EXHIBIT INDEX

     EXHIBIT NO.                    DESCRIPTION

        10.1 Asset Purchase Agreement, dated as of July 30, 2004, by and among Pegasus Satellite Television, Inc., Golden Sky Systems, Inc., and each other entity listed as a "Seller" on the signature pages thereto, DIRECTV, Inc., and, solely for purposes of Section 12.12 thereof, The DIRECTV Group, Inc. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of the registrants filed with the Commission on August 3, 2004).

        99.1        Press Release dated August 27, 2004.







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